Exhibit 99.1

OceanFirst Financial Corp.

INVESTOR PRESENTATION

JUNE 2002

OCEAN FIRST

NASDAQ: OCFC

OceanFirst Financial Corp.

This presentation contains statements which are forward-looking in nature, such as reference to strategic initiatives and growth plans. These are based on our current plans and expectations, which are subject to a number of uncertainties and risks in the marketplace that could materially affect current plans or anticipated actions as well as our future condition and results.

The Company's 10-K discusses some of these risks, and we suggest you refer to that document for more detailed information on those risks. Copies of form 10-K for the year ended December 31, 2001 are available on request through our Investor Relations Manager, Assistant Vice President, Sally Dennis, (732)240-4500, ext. 7516.

OceanFirst Financial Today

- Holding company for the 100 year old financial services firm serving the community banking needs of the attractive central Jersey Shore growth market between the major metropolitan areas of New York City and Philadelphia
- $1.7 Billion in Assets -17 OceanFirst Bank offices within a tightly defined market area
- Columbia Equities, Ltd. – wholly owned mortgage banking subsidiary headquartered in Westchester County, New York
- Transitioning the Bank's balance sheet to reduce a historical over-reliance on CD funding and residential mortgage portfolio lending
- Focusing on community bank deposit and lending products delivered to both business and consumers
- Growing non-interest income through maturation of recent initiatives and continued product line expansion

Ocean County Deposit Market Share

Bank	# of Branches	Total Deposits (000)	Average Size (000)	Market Share %
Fleet Bank	41	$ 1,689,242	$ 41,201	18.6
Wachovia/First Union	40	$ 1,307,800	$ 32,695	14.4
Sovereign	34	$ 1,214,959	$ 35,734	13.4
OceanFirst	**12**	**$ 986,400**	**$ 82,200**	**10.9**
Hudson City Savings	11	$ 910,782	$ 82,798	10.0
Commerce	16	$ 876,627	$ 54,789	9.7
PNC	15	$ 386,884	$ 25,792	4.3

*Source: Sheshunoff - data as of June 30,2001

Retail Branch Growth

- Successful de novo branching with emphasis on Core Deposit generation
- From 1996 through 1Q 02, 8 branches opened an average of 35 months with total deposits of $242 million ($30 million per branch) and an average Core Deposit mix of 78%
- Additional Ocean County Branches
  - Holiday City South branch enlarged and relocated to a more prominent location (2Q 01)
  - Jackson Township opened May 6, 2002

Loan Portfolio Growth

- **$164 million growth in loans receivable in 2001; a 14.4% increase over the prior year**
  - $150 million targeted in 2002

- **Residential Lending Market Leader**
  - Bank remains #1 residential mortgage originator in Ocean County *
  - $401 million originated in 2001 solely by the Bank's sales force
  - An additional $333 million originated by Columbia Equities, Ltd. in 2001

- **Commercial Lending Growth Continues**
  - $84 million in high quality loan commitments in 2001
  - Receivables of $164 million at year-end, a 37% increase over the prior year
  - Balances targeted for $216 million by December 31, 2002, an increase of $52 million

* Source: Experian Marketrac

OCEAN FIRST

NASDAQ: OCFC

Business Plan 2002-2004

- Focus on de novo branch and core account development with "High Performance Checking" products appealing to a broad customer base
- Market commercial lending services to local businesses, supplanting mortgage portfolio growth
- Grow non-interest revenue through the continued development of Trust and Asset Management services and the mortgage banking operations of Columbia Equities, Ltd.
- Deliver all financial services with the maturation of the Bank's strong sales, service and credit cultures

Deposit Composition

Core accounts at 53.3% of deposits, increasing from 33.9% in 1996


Millions $
1,200
1,000
800
600
400
200
0
1996
1997
1998
1999
2000
2001
1Q 02
Core Accounts
CD's

At December 31 unless otherwise indicated

The Changing Deposit Mix


December 31, 1997
Savings & MMDA 24%
Checking 9%
CD's 67%
March 31, 2002
Savings & MMDA 26%
Checking 27%
CD's 47%
2004 Goal
Savings & MMDA 25%
Checking 35%
CD's 40%

Loan Portfolio

Total Loans $1.336 Billion

Total loans have grown at a compound annual rate of 14.7% through 2001

Consumer and commercial loans have been carefully and conservatively grown to 17.7% of total loans



Millions $
1,400
1,200
1,000
800
600
400
200
0
CAGR = 14.7%
1996
1997
1998
1999
2000
2001
1Q 02
1-4 Family
Consumer
Commercial & Other

At December 31 unless otherwise indicated

NASDAQ: OCFC

The Changing Loan Portfolio Mix



December 31, 1997
Consumer 6%
Commercial 4%
Residential 90%
March 31, 2002
Commercial 13%
Consumer 5%
Residential 82%
2004 Goal
Consumer 10%
Commercial 20%
Residential 70%

NASDAQ: OCFC

Non-Interest Income

Focus on fee income opportunities has resulted in a 27.5% compound annual increase each of the past four years.



Millions $
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
CAGR = 27.5%
1997
1998
1999
2000
2001

Excluding gain (loss) on sales of loans and securities

OCEAN FIRST
NASDAQ: OCFC

Non-Interest Income as a % of Revenue


December 31, 1997
6%
Non-Interest Income
94%
Net Interest Income
December 31, 2001
11%
Non-Interest Income
89%
Net Interest Income
2004 Goal
15%
Non-Interest Income
85%
Net Interest Income

Business Plan 2002-2004

- Focus on de novo branch and core account development with "High Performance Checking" products appealing to a broad customer base
- Market commercial lending services to local businesses to supplant mortgage portfolio growth
- Grow non-interest revenue with the continued development of Trust and Asset Management services and the mortgage banking operations of Columbia Equities, Ltd.
- Deliver all services with the continued maturation of the Bank's strong, sales and credit cultures

- **Other Initiatives:**
  - **Prudent capital management and leverage**
  - **Broadened product line?**

Capital Management

Successfully delivering what we said we would do in 1996 IPO

- **Historical**
  - Repurchase of 13.0 million shares, 48% of shares originally issued
    - Ninth repurchase program for 10% of outstanding shares announced 7/18/01
  - 100% stock dividend – 5/98; 50% stock dividend – 5/02
  - Quarterly cash dividend increases totaling 160% in five years
    - Up 37% over the last year, a 3.1% yield and a 47% payout of earnings
  - Wholesale leverage strategy conservatively targeted and managed since 1996 to provide a 1.00% interest rate spread at modest additional interest rate risk
  - Effective leverage of core capital from 20.8% in 1996 to 8.3% first quarter 2002, without ill conceived acquisitions or geographic market expansion

- **Prospective**
  - Capital leverage to 7% - 7½%
  - Balance sheet expansion driven by commercial loan and core deposit growth
  - Continued share repurchases
  - Cash dividend growth – 40% to 50% payout ratio

Capital Management and Return on Average Equity (ROE)

Excess capital gradually being leveraged to help build ROE



Millions $
Percent
250
200
150
100
50
0
14
12
10
8
6
4
2
0
1997
1998
1999
2000
2001
1Q 02
Capital
ROE

NASDAQ: OCFC

Recent Product and Service Offerings

- **Business**
  - Cash Management account
  - Highly efficient small business loan program
  - Correspondent lease financing
- **Retail**
  - Governmental deposit banking relationships
- **Delivery Systems**
  - 6 de novo branches 3Q99 – 2Q02
  - Transactional on-line banking services @ **www.OceanFirst.com**
- **Trust and Asset Management Services**
  - Introduced 1Q00 and growing rapidly in highly receptive market
- **Columbia Equities, Ltd.**
  - Fully integrated mortgage banking activities serving the NY, NJ & CT tri-state area

Building Additional Shareholder Value

- In the long run, we think the following factors undoubtedly create value for the long term OCFC investor
  - **EPS Growth**
    - Targeted minimum 15% in 2002 – 2004

      (Compound Annual EPS growth of 20.4% over the past four years)
  - **Prudent additional capital leverage**
    - Targeting desired levels of approximately 7% - 71/2% by 2004
  - **Non-interest income growth**
    - Targeted minimum 20% in 2002 – 2004 (Excluding mortgage banking activity, compound annual non-interest income growth was 27.5% over the past four years.)

Building Additional Shareholder Value (cont'd.)

- Effective risk and spread management
  - Net charge-offs amounted to less than 1 basis point of average net loans from 1998 through 2001
  - OceanFirst's only shared national credit charged off 1Q02
  - Despite significant interest rate volatility and the active stock repurchase program, the net interest margin has risen due to effective A/L management and an improved balance sheet mix
  - Interest Rate Risk controlled
- Franchise value enhancement
  - Community banking and financial services delivery in a most attractive Central Jersey Shore market

EPS Growth

Targeting a minimum 15% for 2002 – 2004



$ 2.00
1.50
1.00
0.50
0.00
CAGR = 20.4%
1997
1998
1999
2000
2001

Prudent Additional Capital Leverage

Targeting 7% - 7½% by 2004


20%
15%
10%
5%
0%
1996
1997
1998
1999
2000
2001

Capital Ratio

NASDAQ: OCFC

Non-Interest Income Growth

Targeting a minimum 20% for 2002 – 2004



Millions $
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
CAGR = 27.5%
1997
1998
1999
2000
2001

Excluding gain (loss) on sales of loans and securities

NASDAQ: OCFC

Effective Risk and Spread Management

Through 2001, net charge-offs were less than 1 basis point, while Net Interest Margin expanded.


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1997
1998
1999
2000
2001
Net Interest Margin
Net Charge-offs/Average Loans Outstanding

OCEAN FIRST

NASDAQ: OCFC

Four Solid Years of Growth

	At December 31		
	2001	1997	CAGR
Total Loans	$1,350,477,000	$ 794,316,000	14.2%
Core Deposits	561,909,000	322,324,000	14.9%

	Year Ended December 31		
	2001	1997	CAGR
Earnings Per Share	$1.85	$.88	20.4%
Return on Equity	12.01%	6.00%	18.9%
Non-Interest Income (1)	$6,971,000	$2,641,000	27.5%

(1) Excluding gain (loss) on sale of loans and securities

Total Return

Average annual total return for the period from 12/31/96 to 12/31/01


20%
15%
10%
5%
0%
8.9
15.8
17.1
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OceanFirst



NASDAQ: OCFC